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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 2-81631, 33-17575, 33-43043, 333-34665, and 333-60690 on Form S-8 of our report dated February 21, 2003, included in this Annual Report on Form 10-K of Diagnostic Products Corporation for the year ended December 31, 2002.


/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
March 25, 2003